UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2009

CH ENERGY GROUP, INC.

(Exact name of registrant as specified in charter)

New York	0-30512	14-1804460
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

284 South Avenue

Poughkeepsie, New York 12601-4839

(Address of principal executive offices) (Zip Code)

(845) 452-2000

(Registrant’s telephone number, including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Election of Director.

On May 21, 2009, upon the recommendation of its Governance and Nominating Committee, the Board of Directors of CH Energy Group, Inc. (“CH Energy Group”) unanimously approved and adopted resolutions to (i) increase the size of its Board of Directors from eight to nine members, (ii) elect Edward T. Tokar to the Board of Directors to serve as a Class I Director until the next Annual Meeting of Shareholders, (iii) appoint Mr. Tokar to the Audit Committee of the Board of Directors, and (iv) appoint Mr. Tokar to the Strategy and Finance Committee of the Board of Directors, each such action being effective immediately. The Board of Directors also determined that Mr. Tokar is an “independent director” as that term is defined in Section 303A of the New York Stock Exchange Listed Company Manual.

The election of Mr. Tokar was made in accordance with an April 27, 2009 letter agreement (“Agreement”) between CH Energy Group and GAMCO Asset Management Inc.; a copy of the Agreement was annexed as Exhibit 10.1 to the Current Report on Form 8-K that was filed by CH Energy Group on April 29, 2009. There are no related party transactions between CH Energy Group and Mr. Tokar, as defined by Item 404(a) of Regulation S-K.

(e)	Compensatory Arrangements.

On May 21, 2009, the Board of Directors of CH Energy Group approved an amendment and restatement of the CH Energy Group, Inc. Short-Term Incentive Plan. The amendment to the plan authorizes CH Energy Group to (i) reduce an award otherwise payable under the plan if it determines that a participant’s performance has been deficient, (ii) grant discretionary bonuses under the plan if it determines that a participant’s performance merits an additional payment, and (iii) pay awards earned under the plan either in cash or an equivalent amount of common shares issued under the company’s equity plan. The foregoing description of the amended and restated plan is qualified in its entirety by reference to the full text of the plan, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit No.	Exhibit Description
10.1	Amended and Restated CH Energy Group, Inc. Short-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH ENERGY GROUP, INC.

By: /s/ Kimberly J. Wright

Kimberly J. Wright
Vice President – Accounting and Controller

Date: May 27, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Amended and Restated CH Energy Group, Inc. Short-Term Incentive Plan.